UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 25, 2005

Dominion Resources, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Virginia (State or other jurisdiction of incorporation)	1-8489 (Commission File Number)	54-1229715 (IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia (Address of Principal Executive Offices)	23219 (Zip Code)

Registrant's Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 25, 2005, the Dominion Resources, Inc. (Dominion) Organization, Compensation and Nominating (OCN) Committee recommended and the Dominion Board of Directors approved the 2005 Incentive Compensation Plan. The 2005 Incentive Compensation Plan will be included in Dominion's 2005 Proxy Statement and presented to shareholders for approval at the 2005 Annual Meeting. Dominion expects to file its 2005 Proxy Statement on or around March 18, 2005.

Also on February 25, 2005, the OCN Committee and the Dominion Board of Directors approved the 2005 Annual Incentive Plan (the Plan). Under the Plan, Dominion's officers are eligible for an annual performance-based award. For such officers, including Dominion's named executive officers, the Plan is funded based on the achievement of a consolidated operating earnings goal. Officers' awards are distributed out of the available funding based on the achievement of certain payout goals established for them by the OCN Committee. For the Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, the award payout is based on the following weightings: 90%-consolidated operating financial performance (80% attributed to consolidated operating earnings and 20% to free cash flow) and 10%-the achievement of Six Sigma cost savings goal. For all other officers, including the Executive Vice President (President and Chief Executive Officer-Dominion Exploration & Production) and Senior Vice President-Law, the payout is based on the following weightings: 75%-business unit financial goals (80% attributed to consolidated operating earnings and 20% to free cash flow or capital expenditures); 15%-operating and stewardship goals and 10%-Six Sigma cost savings goal. Actual bonuses may exceed the target amount if an additional consolidated operating earnings target is achieved.

Target awards are based on percentage of base salary and are established for each executive officer based on his or her position level. For 2005, the target percentage of base salary for Dominion's named executive officers are as follows: Chief Executive Officer-130%; President and Chief Operating Officer-100%; Executive Vice President and Chief Financial Officer-90%; Executive Vice President (President and Chief Executive Officer-Dominion Exploration & Production)-90%; and Senior Vice President-Law-70%.

Item 9.01 Financial Statements and Exhibits.
Exhibit
10	Dominion Resources, Inc. 2005 Incentive Compensation Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION RESOURCES, INC. Registrant

/s/ Patricia A. Wilkerson Patricia A. Wilkerson Vice President and Corporate Secretary

Date: March 3, 2005